Segment Information (Details) - Segment	9 Months Ended	12 Months Ended
	Aug. 31, 2026	Nov. 30, 2025
Segment Information [Abstract]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Financial Officer	Chief Financial Officer
Strategy of CODM to assess segment information	CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the unaudited consolidated statements of operations as net income or loss.	CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss.
Number of operating segments	1	1
Number of reportable segments	1